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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20543



                                   FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) February 2, 2001



                          Commission File No. 1-11706





                        CARRAMERICA REALTY CORPORATION
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            (Exact name of registrant as specified in its charter)


                Maryland                                 52-1796339
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    (State or other jurisdiction of             (I.R.S. Employer Identification
   incorporation or organization)                         Number)




                  1850 K Street, N.W., Washington, D.C. 20006
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              (Address or principal executive office) (Zip code)


      Registrant's telephone number, including area code: (202) 729-1000
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                        CarrAmerica Realty Corporation
                                   Form 8-K

Item 7    Financial Statements and Exhibits

          (c)  Exhibits

               Exhibits
               Number
               ------

               99.1 Press Release, February 2, 2001 entitled "Supplemental Operating and Financial Data".
               99.2  Press Release, February 2, 2001.

Item 9    Regulation FD Disclosure

     Attached hereto as Exhibits 99.1 and 99.2 are copies of certain Supplemental Information included in the Company's press release, dated February 2, 2001 and the Company's Press Release, dated February 2, 2001.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2001

CARRAMERICA REALTY CORPORATION


By: /s/ Stephen E. Riffee
    ----------------------
        Stephen E. Riffee
        Principal Accounting Officer

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                                 EXHIBIT INDEX

Exhibit
Number
------

99.1      Press Release, February 2, 2001 entitled "Supplemental Information"
99.2      Press Release, February 2, 2001

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